                                                       [ARIEL MUTUAL FUNDS LOGO]

[GRAPHIC]

[THE PATIENT INVESTOR(R) LOGO]

SLOW AND STEADY WINS THE RACE

QUARTERLY REPORT JUNE 30, 2003

ARIEL FUND  ARIEL APPRECIATION FUND  ARIEL PREMIER GROWTH FUND
ARIEL PREMIER BOND FUND

Table of Contents

The Patient Investor                1

Value Company Updates               4

Value Company in Focus              6

Ariel Fund                          7

Ariel Appreciation Fund            11

Ariel Premier Growth Fund          15

Ariel Premier Bond Fund            22

Board of Trustees                  29

For more information about Ariel Mutual Funds, including management fees, expenses and potential risks, please see the current prospectus which must precede or accompany this report. Ariel Distributors, Inc.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. This report candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
www.arielmutualfunds.com

[20 YEARS(SM) OF PATIENT INVESTING LOGO]

Shareholder News

Shareholders of Ariel Mutual Funds will undoubtedly notice the new look and feel of our quarterly reports. In fact, we've updated all our Ariel Mutual Funds materials to help celebrate 20 years of patient investing! The streamlined format of our new materials makes them easier to read and also saves the Funds money.

We recognize we could not have achieved this 20-year milestone without investors like you. In appreciation, we are commemorating our 20th anniversary with a special Shareholder Forum.

SHAREHOLDER FORUM
WEDNESDAY, SEPTEMBER 10, 2003
8AM TO 10AM
MID-AMERICA CLUB
AON CENTER, 80TH FLOOR
200 EAST RANDOLPH DRIVE
CHICAGO, IL

RSVP WITH THE NAMES OF EVERYONE IN YOUR PARTY AT 800.292.7435, OPTION 4 OR YOU CAN RSVP ONLINE AT www.arielmutualfunds.com.

If you cannot attend the Shareholder Forum, be sure to visit our website for meeting highlights. While you are logged on, take a virtual tour of our office... another special commemoration of our 20th anniversary!

[THE PATIENT INVESTOR(R) LOGO]

JUNE 30, 2003                                      SLOW AND STEADY WINS THE RACE

  "What a difference a quarter can make! From gloom to boom, we have witnessed a transformation in investor sentiment..."

DEAR FELLOW SHAREHOLDER: In a welcomed break from a three-year period of anemic returns, the stock market experienced a marked rebound during the second quarter ended June 30, 2003 with most major indices posting double-digit gains. As a result of this market shift, the small cap value issues comprising Ariel Fund rose +17.63%. Although the Fund outperformed the broad stock market as measured by the Standard & Poor's 500 Index which gained +15.39%, it fell short of the style similar Russell 2000 Value Index which surged +22.72%. While most stocks in the portfolio performed well during the quarter, the aggregate returns of holdings in the consumer sectors trailed those of the benchmark, and ultimately detracted from overall results. Also contributing to this performance drag was a more speculative market environment generally favoring the riskier, turnaround stocks of lower quality and weaker financial health--precisely the type of issues we consciously avoid.

By contrast, the mid-cap value Ariel Appreciation Fund rose +21.84% during the second quarter--exceeding both the broad market as well as the +17.89% gain posted by the Russell Midcap Value Index. The Fund's returns were boosted by strong performance among its holdings in the Financial Services and Health Care sectors. Additionally, Ariel Appreciation benefited from a nice recovery of a number of recent weak spots including Cendant (NYSE: CD) and Interpublic Group (NYSE: IPG)--both of which rose +44% during the quarter.

BULLPEN

One of our favorite sayings by famed value investor Warren Buffett is "We must strive to be fearful when others are greedy, and greedy when others are fearful." In our view, the fourth quarter of 2002 and the first quarter of 2003 were times to be greedy, as rampant pessimism provided tremendous opportunities to acquire wonderful businesses at bargain prices. At the time, our market commentary detailed our strong beliefs that 1) "an economic recovery [was] at hand," 2) "war, scandal and pessimism...[were] already priced into the market," and 3) "Wall Street analysts [had] pulled in their horns and [become] excessively conservative in their earnings outlooks" which would allow for positive earnings surprises. Steadfast in this contrary perspective, we dubbed ourselves the "Chicago Bulls."

What a difference a quarter can make! From gloom to boom, we have witnessed a transformation in investor sentiment following an Iraqi victory, yet another interest rate cut, stabilizing consumer confidence, not to mention improving profits. On that last point specifically, USA TODAY reported, "three out of four (76%) S&P 500 companies have topped analysts' estimates." Likewise, the May 12, 2003 edition of FORTUNE quoted Chuck Hill, First Call's Director of Research, who evidently agreed with our assumptions when he declared, "[F]irst quarter earnings...they're coming in better than anticipated. But the strong showing is in large part because analysts ratcheted down their forecasts too far."

JUNE 30, 2003

And so here we are. Our year-end 2002 market optimism validated--a market recovery seemingly in full swing. And yet, we now find ourselves proceeding with caution as a number of factors give us pause. First, there is the growing chorus of newfound market enthusiasts. Secondly, these bulls are running into the market with an increased appetite for risk. And lastly, with the S&P 500 trading at 19 times expected 2003 profits, stocks cannot be characterized as "cheap." Against this backdrop, we do not anticipate as much positive stock movement in the second half of this year. In our view, the double-digit gains of late have compressed a full year of market returns into a single quarter. That said, we remain enthusiastic about the quality and value of the businesses in our portfolio and, in keeping with our turtle logo, confident in the long-term prospects for the stock market.

[GRAPHIC]

  "...we now find ourselves proceeding with caution as a number of factors give us pause."

[GRAPHIC]

BEANE STOCKS

As we all know, summer means America's favorite past-time, baseball, is in full swing. (Forgive the pun.) Besides our general love of the sport, we have baseball on the brain for two other reasons. First, Chicago has just played host to the All-Star Game. Second, we just finished reading one of the best new books this year, MONEYBALL, in which author Michael Lewis provides a fascinating case study of one of baseball's most successful yet unorthodox general managers, Billy Beane, in his quest to answer one question: "How did one of the poorest teams in baseball [financially speaking], the Oakland Athletics, win so many games?" This Major League Baseball team's success is actually boosted by its "low budget" precisely because each and every player trade matters so much that it forces discipline, research and independent thinking. The parallels to value investing are uncanny. In fact, MONEYBALL is rife with many baseball wisdoms which are equally relevant to successful investing (minus the chewing tobacco and profanity).

Just like the value investor who shuns the popular and expensive growth stocks in favor of the misunderstood, ignored and under-followed issues--solid companies that are under a cloud for whatever reason--Billy Beane searches for the most unloved and unwanted baseball players based upon his view that "great prospects flame out, sleepers become stars." He seeks players who have an undeniable talent that may be hidden to a less objective eye. Players who have been "benched" and are therefore, undervalued. As he states, "What gets me excited about a guy is when he has warts, and everyone knows he has warts, and the warts just don't matter." This perspective leads Beane down a lonely path where his picks stand out for their uniqueness. The 2000 draft is a good example. Despite the intense competition for the best "known" talent, Beane proudly takes a completely different tactic noting, "We got three guys at the top of the [chalk]board that no one has ever heard of. There isn't a board in the game that looks like this one."

In questioning his methods, many critics--managers, recruiters and fans alike--not only second-guess his decision-making but even wonder about his actual understanding of the game. And yet, it is his contempt for the way "things are supposed to be," that helps Beane succeed. In Beane's world, "heresy meant opportunity." As such, he actually re-defines the standards--ignoring the League's longstanding statistics used to measure team and player accomplishment in favor of unsanctioned principles. For example, his draft picks were generally less sought after because they were selected based upon a nascent premise that "college players were a better investment than high school players by a huge, huge, laughably huge margin." Moreover, he rejected the commonly accepted notion that fast balls drove pitching success saying, "To place a premium on velocity for its own sake was like placing a premium on big vocabulary for its own sake...Good pitchers were pitchers who got outs; how they did it was beside the point." His players were also "praised for their walks" which meant their game lacked major league fanfare. All of these unique perspectives reaffirm Beane's fundamental belief that, "If you challenge the conventional wisdom, you will find ways to do things much better than they are currently done." Herein lies the true genius of his work and its near perfect symmetry with value investing. Although he has access to the same information as the other general managers, he digs deeper to see what others don't. This is exactly how great investors create wealth. An intense research effort arms the contrarian investment manager with the knowledge and ultimately the courage needed to challenge the chorus of market voices that proclaim an often shortsighted consensus view.

Just as value managers must live with the unpredictable nature of daily stock performance, so too must Bill Beane deal with the uncertainty inherent to player recruitment--think injuries. And yet he always exudes great confidence in his ODDBALL choices. He says he is able to do so because his decision-making is driven by "process not outcomes." Like a battle-tested portfolio manager that sticks to an investment discipline in varying market cycles, Beane has a method to his madness and he never, ever deviates from it. When asked why others are less bold in a sport where ego is not in short supply, he acknowledges that "managers tend to pick a strategy that is least likely to fail [since] the pain of looking bad is worse than the gain of making the best move." When we read those words, we immediately think of a large number of active managers in our own industry dubbed "closet indexers" whose portfolios are subtly modeled to track the indices to minimize negative performance deviations, while equally dampening their ability to outperform.

Again in keeping with successful investing, his decision-making is purposefully unbiased, which enables him to consider each and every player's FUTURE potential--untarnished and unvarnished by past victories and defeats. On this point specifically, he acknowledges: "There is a tendency to be overly influenced by a guy's most recent performance: what he did last was not necessarily what he would do next." In the investing world, the often-quoted disclaimer, "past performance does not guarantee future results" makes the same point. And yet, with a great propensity to gravitate toward the hottest stocks and mutual funds, few investors and even professional money managers seem to heed the words.

[GRAPHIC]

  "As investors who relish companies others shun, we not only embrace, but celebrate billy beane's unconventional methods."

[GRAPHIC]

Even though Beane traded people as opposed to pieces of paper, he "never allowed himself sentimental feelings about a game, or a player, or his own experiences." The same can be said of skilled investors who are able to maintain their objectivity and resist the temptation to fall in love with stocks or rationalize their mistakes. Beane also continually demonstrates patience, adamantly insisting that his players only swing at the rare, good pitch. Clearly, his advice is not just true for baseball players; it also resonates in investing as evidenced by Warren Buffett's frequent statement that investing is the one area where you have the luxury of "waiting for the perfect pitch."

As investors who relish companies others shun, we not only embrace, but celebrate Billy Beane's unconventional methods. Moreover, like Beane, our own push for independent thinking steeply rooted in research augments our patience, our conviction, and ultimately, our results. Be it baseball or investment management, in the end, the score says it all.

As always, we appreciate the opportunity to work for you and welcome any comments or questions you might have.

Sincerely,


/s/ John W. Rogers, Jr.

JOHN W. ROGERS, JR.
Chairman and CEO


/s/ Mellody Hobson

MELLODY HOBSON
President

Value Company Updates

[CENTURYTEL LOGO]

CENTURYTEL (NYSE: CTL)
100 CenturyTel Drive
Monroe, LA  71203
318.388.9000
www.centurytel.com


CenturyTel knows small towns thrive on small talk. The company is a leading U.S. rural local exchange carrier, providing telecommunications services to 22 states, serving suburbs and small towns with 2.5 million local access lines. CenturyTel also provides a host of complementary communications products, including long distance, dial-up, DSL, security monitoring, business information services and fiber optic network capacity.

Despite the continued downturn in the telecom industry, we are optimistic about CenturyTel's unique rural telephone business. The rural model has proven to be well insulated against economic cycles. Be it recession, war or bear market--CenturyTel's phone lines are here to stay. Additionally, the company's strong foundation limits its vulnerability to new competition. Likewise, the company has proven its ability to stand up to its bigger, ever-consolidating rivals. In 2001, CenturyTel successfully defeated the efforts of a hostile takeover by ALLTEL, Inc.

For these reasons, we think CenturyTel has one of the best telephone business models. We expect the company to continue to benefit from the sale of premium services to existing customers including caller ID and long distance as well as an impending economic upturn. At roughly $35 per share and 15 times forward earnings, we are enthusiastically holding our position.

[HCC INSURANCE HOLDINGS, INC. LOGO]

HCC INSURANCE HOLDINGS, INC. (NYSE: HCC)
13403 Northwest Freeway
Houston, TX 77040
713.690.7300
www.hcch.com


For a risk-bearing specialty insurer, HCC Insurance Holdings has a surprisingly modest appetite for taking on large risk. Like the medical profession's motto "first, do no harm," HCC's company motto could be "first, lose no capital," as it is managed with such extreme prudence and care. In fact, chief executive officer Stephen Way continues to operate HCC with the same caution and passion as when he first founded the company in 1974. As long-term shareholders, we could not be more pleased with this approach.

HCC's business model spans the insurance value chain. The company not only operates as an underwriter, but also as an insurance broker and an agent focused on serving specialty insurance clients. As a specialty insurer, HCC's lines of business include group life, accident and health, aviation, financial products, and other specialty lines of insurance.

We continue to be impressed with HCC's superior management team and exceptional underwriting discipline. The company is well positioned to capitalize on today's difficult market and enjoy higher premiums and tighter policy terms while avoiding legacy issues, like asbestos, that currently plague other insurers. We are holding our shares of HCC at its current price of $30, which represents a 19% discount to our estimated private market value of $37 and 14 times forward earnings.

[INTERPUBLIC GROUP LOGO]

THE INTERPUBLIC GROUP OF COMPANIES, INC. (NYSE: IPG)
1271 Avenue of the Americas, 44th Floor
New York, NY 10020
212.399.8000
www.interpublic.com


The Interpublic Group of Companies is a holding company for a comprehensive group of advertising and marketing services. Interpublic is one of the few dominant, established global integrated advertising agencies left as a result of years of industry consolidation. It offers a suite of marketing services beyond traditional advertising, including market research and corporate communications, as well as bargaining power in media buys. This is a critical competitive advantage as major global advertising clients prefer single-source providers. Few companies can match Interpublic's competitive offering. The company enjoys long-standing relationships with Fortune 1000 companies and has a blue-chip client roster with a proven track record of success, helping Interpublic sustain a "best of breed" presence in the industry.

Interpublic is a consistent and predictable business which has suffered along with the general slowdown in advertising. Over a normal cycle, advertising is an excellent, high margin, high return business for which clients are willing to pay a premium price. We expect Interpublic to benefit along with an industry rebound. The stock suffered earlier in the year from a perceived liquidity crisis which has now passed. Currently at $13 per share, Interpublic has recovered well from its historic lows but still sells substantially below our $20 estimation of its private market value. We are patiently holding our shares.

[INVACARE(R) LOGO]

INVACARE CORPORATION (NYSE: IVC)
One Invacare Way
Elyria, Ohio 44035
440.329.6000
www.invacare.com


Invacare Corporation is the industry leader in the $6 billion market for home medical supplies. The company manufactures and distributes products to a host of market segments, including home health care providers, skilled nursing facilities, government agencies, the retail channel, and an array of distributors.

As the largest global provider of one-stop shopping, Invacare has a distinct and sustainable competitive advantage. Its broad product line ranges from standard products like wheelchairs and general medical supplies, to respiratory products and rehabilitation products. Furthermore, with plans to launch 40 new products this year, Invacare is continuously expanding and improving its line. Finally, demographic trends are working in the company's favor. According to a recent article in THE WALL STREET JOURNAL, the worldwide population is "going gray." As nations across the globe struggle to properly care for the elderly, they are likely to opt for more economical home care rather than costly institutional care, thereby increasing demand for Invacare's products.

With earnings currently depressed due to economic instability and pricing pressure, we believe the company can bounce back and have faith in its long-term prospects. Selling for $33 per share, Invacare represents a compelling value to our $45 estimation of its private market value. We are holding our shares.

Value Company in Focus


[BAXTER LOGO]

BAXTER INTERNATIONAL, INC. (NYSE: BAX)
One Baxter Parkway
Deerfield, IL 60015
847.948.2875
www.baxter.com


Baxter International is a developer, manufacturer, and distributor of a diversified line of healthcare products. Since its founding in 1931 as the first manufacturer of IV solutions in glass bottles, the company has been an industry innovator and a primary contributor to the evolution of healthcare. Baxter's vision is to be the leading global provider of critical therapies for people with life-threatening conditions through its medical devices, pharmaceuticals and biotechnology. We believe this vision is attainable.

STRONG COMPETITIVE POSITION

Baxter dominates its market niche as the leader in a majority of its product offerings. Its global presence and established infrastructure are highly attractive to both its customers and its distributors. Baxter invests in research and development with continuous product improvements and quality new product offerings. Finally, the company is financially disciplined. With a strict focus on cost cutting to increase free cash flow, Baxter maximizes capital spent on research and development.

SUPERIOR PRODUCTS AND SERVICES

Baxter offers extremely high quality products and services as its patients depend on product purity with their very lives. The company offers superior service to its distributor and customer base. In fact, Baxter single-handedly managed an industry supply crisis in 2000 and 2001. Specifically, many customers relied heavily on Baxter for particular blood products while the company's two main competitors were paralyzed by internal issues. Baxter was quick to service the customers and ramped up production. These efforts enhanced the company's relationships with its distributors and the benefits can still be seen today.

COMPELLING VALUATION

Baxter International is a strong franchise within the health-care sector. However, due mostly to short-term industry issues, the stock price has declined more than 58% off its 5-year high of $60 in early 2002. Specifically, pricing pressures on blood products are taking a toll on Baxter's stock. In addition, the company is taking steps to clean up its balance sheet which has suffered from recent industry scrutiny. Despite current short term setbacks, we believe Baxter is an excellent investment opportunity. This high quality, well managed healthcare company is selling for $25, which represents a 35% discount to our estimation of its private market value. We are purchasing shares.

Ariel Fund                                           Inception: November 6, 1986


ABOUT THE FUND
Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund holds investments for a relatively long period, usually three to five years. The Fund primarily invests in companies with market capitalizations between $200 million and $2 billion at the time of investment with an emphasis on smaller capitalization (small cap) stocks.

[CHART]

PORTFOLIO COMPOSITION

                                             ARIEL FUND   RUSSELL 2000 INDEX
Consumer Discretionary & Services               37.4%           19.2%

Financial Services                              19.8%           23.3%

Producer Durables                               14.0%            7.6%

Materials & Processing                           7.2%            8.1%

Consumer Staples                                 7.1%            2.0%

Cash & Other                                     6.9%            0.4%

Health Care                                      4.6%           12.8%

Technology                                       3.0%           14.1%

Utilities                                        0.0%            4.3%

Autos & Transportation                           0.0%            4.3%

Other Energy                                     0.0%            3.9%

Integrated Oils                                  0.0%            0.0%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2003 (assume reinvestment of dividends and capital gains)

                          2ND QUARTER      YTD         1 YEAR       3 YEAR     5 YEAR     10 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
Ariel Fund                  +17.63%      +11.15%       +1.51%       +12.37%    +8.16%     +13.16%     +13.53%

Russell 2000 Index          +23.42%      +17.88%       -1.64%        -3.30%    +0.97%      +8.24%      +9.06%

Russell 2000 Value Index    +22.72%      +16.49%       -3.80%       +10.93%    +4.98%     +11.34%     +11.59%


Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

                        ARIEL FUND       RUSSELL 2000           S&P 500
12/31/86                10,203.34            9,711.20          9,744.80
12/31/87                11,366.66            8,859.60         10,256.42
12/31/88                15,904.93           11,065.10         11,959.90
12/31/89                19,899.53           12,863.20         15,749.46
12/31/90                16,699.19           10,353.87         15,260.40
12/31/91                22,163.48           15,122.01         19,910.23
12/31/92                24,763.24           17,906.22         21,427.29
12/31/93                26,923.69           21,291.72         23,587.04
12/31/94                25,786.49           20,903.88         23,898.38
12/31/95                30,561.55           26,848.98         32,878.89
12/31/96                37,747.22           31,279.32         40,427.86
12/31/97                51,502.23           38,274.25         53,915.92
12/31/98                56,594.60           37,299.50         69,323.24
12/31/99                53,334.92           45,228.35         83,912.06
12/31/00                68,676.68           43,862.04         76,271.56
12/31/01                78,437.88           44,952.42         67,207.02
12/31/02                74,371.34           35,744.78         52,354.12
06/30/03                82,665.31           42,136.23         58,514.75

TOP TEN HOLDINGS (AS OF JUNE 30, 2003)

 1 AMERICAN GREETINGS CORP.
   World's second largest producer of greeting cards

 2 GREY GLOBAL GROUP, INC.
   Advertising and marketing services firm

 3 MARKEL CORP.
   Specialty insurance provider

 4 LEE ENTERPRISES, INC.
   Newspaper publisher

 5 IDEX CORP.
   Industrial product manufacturer

 6 PARK PLACE ENTERTAINMENT CORP.
   World's largest casino gaming company

 7 HCC INSURANCE HOLDINGS, INC.
   Global property and casualty insurance provider

 8 SERVICEMASTER CO.
   Diversified provider of consumer and commercial services

 9 NEIMAN MARCUS GROUP, INC., CLASS A
   Premier luxury retailer

10 ROUSE CO.
   Retail mall developer

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

Ariel Fund Schedule of Holdings

NUMBER OF SHARES        COMMON STOCKS--93.20%                                                COST           MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------
                        CONSUMER DISCRETIONARY--37.43%
       4,004,400        American Greetings Corp.*                                 $    57,675,269        $    78,646,416
       1,361,533        Bob Evans Farms, Inc.                                          27,303,860             37,619,157
         769,600        DeVry, Inc.*                                                   11,434,803             17,923,984
          95,200        Grey Global Group, Inc.                                        55,961,737             73,542,952
       2,797,325        Hasbro, Inc.                                                   36,964,218             48,925,214
       1,338,400        Journal Register Co.*                                          26,220,121             24,211,656
       1,795,900        Lee Enterprises, Inc.                                          57,822,948             67,400,127
         616,300        Libbey, Inc.                                                   21,114,826             13,990,010
         757,000        Matthews International Corp.                                   15,920,326             18,743,320
       1,541,100        Neiman Marcus Group, Inc., Class A*                            45,916,750             56,404,260
         779,075        Oneida Ltd.                                                    10,972,611              5,258,756
       6,706,600        Park Place Entertainment Corp.*                                49,282,080             60,962,994
         870,700        Radio One, Inc., Class D*                                      12,422,740             15,472,339
       5,298,800        ServiceMaster Co.                                              61,850,730             56,697,160
       1,924,900        Valassis Communications, Inc.*                                 58,851,740             49,508,428
       1,034,100        WMS Industries, Inc.*                                          17,646,509             16,121,619
                                                                                  --------------------------------------
                                                                                      567,361,268            641,428,392
                                                                                  --------------------------------------
                        CONSUMER STAPLES--7.11%
       1,354,500        Dial Corp.                                                     20,925,459             26,345,025
       1,489,700        Longs Drug Stores Corp.                                        30,588,157             24,729,020
       1,319,200        McCormick & Co., Inc.                                          23,942,541             35,882,240
         875,453        Smucker (J.M.) Co.                                             28,901,790             34,921,820
                                                                                  --------------------------------------
                                                                                      104,357,947            121,878,105
                                                                                  --------------------------------------
                        FINANCIAL SERVICES--19.82%
       2,008,750        HCC Insurance Holdings, Inc.                                   47,899,768             59,398,738
       3,231,475        Horace Mann Educators Corp.                                    61,492,397             52,123,692
       2,705,800        Janus Capital Group, Inc.                                      31,490,483             44,375,120
         277,625        Markel Corp.*                                                  55,388,569             71,072,000
       1,376,900        Rouse Co.                                                      36,224,318             52,459,890
       3,073,300        Sotheby's Holdings, Inc.*                                      37,542,471             22,865,352
       1,459,800        Waddell & Reed Financial, Inc.                                 26,049,931             37,473,066
                                                                                  --------------------------------------
                                                                                      296,087,937            339,767,858
                                                                                  --------------------------------------
                        HEALTH CARE--4.60%
       1,580,050        Invacare Corp.                                                 53,322,985             52,141,650
       1,134,150        Sybron Dental Specialties, Inc.*                               21,144,176             26,765,940
                                                                                  --------------------------------------
                                                                                       74,467,161             78,907,590
                                                                                  --------------------------------------
                        MATERIALS AND PROCESSING--7.23%
       1,357,155        Brady Corp.                                                    42,443,142             45,261,119
       1,218,175        Energizer Holdings, Inc.*                                      24,364,518             38,250,695
       2,054,600        Interface, Inc.*                                               13,414,225              9,533,344
       1,952,500        Jones Lang LaSalle, Inc.*                                      35,057,281             30,849,500
                                                                                  --------------------------------------
                                                                                      115,279,166            123,894,658
                                                                                  --------------------------------------

                                                       June 30, 2003 (Unaudited)

NUMBER OF SHARES        COMMON STOCKS--93.20%(CONT'D)                                        COST           MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------
                        PRODUCER DURABLES--13.97%
       3,925,200        Andrew Corp.*                                             $    33,397,829        $    36,111,840
         806,870        General Binding Corp.*                                         11,891,251              9,682,440
       1,485,323        Graco, Inc.                                                    31,644,424             47,530,336
       1,777,300        IDEX Corp.                                                     56,101,044             64,409,352
       2,286,000        Miller (Herman), Inc.                                          44,789,776             46,200,060
       3,015,800        Steelcase, Inc.                                                39,206,198             35,465,808
                                                                                  --------------------------------------
                                                                                      217,030,522            239,399,836
                                                                                  --------------------------------------
                        TECHNOLOGY--3.04%
       1,558,600        Anixter International, Inc.*                                   38,927,913             36,517,998
         700,400        Littelfuse, Inc.*                                              17,602,240             15,660,944
                                                                                  --------------------------------------
                                                                                       56,530,153             52,178,942
                                                                                  --------------------------------------
                        Total Common Stocks                                         1,431,114,154          1,597,455,381
                                                                                  --------------------------------------

PRINCIPAL AMOUNT        REPURCHASE AGREEMENTS--6.86%                                         COST           MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------
    $ 17,599,476        State Street Bank & Trust Co. Repurchase Agreement,
                          0.40%, dated 6/30/2003, repurchase price $17,599,672,
                          maturing 7/1/2003 (collateralized by U.S. Treasury
                          Bond, 7.625%, 2/15/2025)                                     17,599,476             17,599,476

      50,000,000        State Street Bank & Trust Co. Repurchase Agreement,
                          0.40%, dated 6/30/2003, repurchase price $50,000,556,
                          maturing 7/1/2003 (collateralized by U.S. Treasury
                          Note,
                          3.375%, 4/30/2004)                                           50,000,000             50,000,000

      50,000,000        State Street Bank & Trust Co. Repurchase Agreement,
                          0.40%, dated 6/30/2003, repurchase price $50,000,556,
                          maturing 7/1/2003 (collateralized by U.S. Treasury
                          Note, 3.50%, 11/15/2006)                                     50,000,000             50,000,000
                                                                                  --------------------------------------
                        Total Repurchase Agreements                                   117,599,476            117,599,476
                                                                                  --------------------------------------
                        Total Investments-100.06%                                 $ 1,548,713,630          1,715,054,857
                                                                                  ===============
                        Liabilities less Other Assets-(0.06)%                                                 (1,146,717)
                                                                                                         ---------------
                        NET ASSETS-100.00%                                                               $ 1,713,908,140
                                                                                                         ===============

* Non-income producing.

Ariel Fund Statistical Summary                                       (Unaudited)

                                                     52-WEEK RANGE     EARNINGS PER SHARE
                                                   -----------------  --------------------
                                                                         2002     2003       2002      2003      MARKET
                                TICKER    PRICE                         ACTUAL  ESTIMATED    P/E       P/E        CAP.
COMPANY                         SYMBOL   6/30/03     LOW       HIGH    CALENDAR  CALENDAR  CALENDAR  CALENDAR    ($MM)
Oneida Ltd.                       OCQ       6.75      6.72     19.00      0.45      0.04      15.0        NM       112
General Binding Corp.            GBND      11.95      7.50     20.06      0.52      1.05      23.0      11.4       191
Interface, Inc.                  IFSIA      4.61      1.97      8.39     -0.08     -0.29        NM        NM       237
Libbey, Inc.                      LBY      22.70     20.30     34.08      2.36      2.16       9.6      10.5       300
Sotheby's Holdings, Inc.          BID       7.44      6.30     14.47      0.06      0.13        NM      57.2       458
WMS Industries, Inc.              WMS      15.59      9.28     18.10      0.11      0.11        NM        NM       466
Littelfuse, Inc.                 LFUS      21.97     13.84     24.60      0.55      0.71      39.9      30.9       479
Jones Lang LaSalle, Inc.          JLL      15.80     12.90     24.70      1.08      1.05      14.6      15.0       490
Longs Drug Stores Corp.           LDG      16.60     13.05     28.19      0.91      0.95      18.2      17.5       619
Horace Mann Educators Corp.       HMN      16.13     12.43     18.86      1.18      1.27      13.7      12.7       689
Journal Register Co.              JRC      18.09     14.73     20.35      1.16      1.19      15.6      15.2       744
Brady Corp.                       BRC      33.35     25.05     35.58      1.15      1.48      29.0      22.5       773
Matthews International Corp.     MATW      24.76     20.85     25.65      1.24      1.40      20.0      17.7       783
Anixter International, Inc.       AXE      23.43     18.80     26.25      1.13      1.17      20.7      20.0       861
Sybron Dental Specialties         SYD      23.60     11.41     24.00      1.13      1.31      20.9      18.0       900
Andrew Corp.                     ANDW       9.34      5.23     15.02      0.23      0.23      40.6      40.6       918
Bob Evans Farms, Inc.            BOBE      27.99     21.18     31.94      2.01      2.15      13.9      13.0       981
Grey Global Group, Inc.          GREY     773.05    508.00    782.00     12.34     22.18      62.6      34.9       991
Invacare Corp.                    IVC      33.00     28.87     37.00      2.05      2.15      16.1      15.3     1,017
IDEX Corp.                        IEX      36.24     25.70     36.88      1.67      1.83      21.7      19.8     1,178
American Greetings Corp.          AM       19.64     12.41     19.92      1.54      1.62      12.8      12.1     1,294
Valassis, Inc.                    VCI      25.72     21.45     40.00      2.43      2.13      10.6      12.1     1,338
Radio One, Inc.                  ROIAK     17.73     10.50     18.45      0.15      0.30        NM      59.1     1,351
Herman Miller, Inc.              MLHR      20.06     14.43     21.19      0.17      0.34        NM      59.0     1,460
Graco, Inc.                       GGG      32.00     22.13     32.74      1.56      1.75      20.5      18.3     1,461
DeVry, Inc.                       DV       23.29     12.10     26.38      0.86      0.87      27.1      26.8     1,629
Lee Enterprises, Inc.             LEE      37.53     28.90     38.55      1.66      1.89      22.6      19.9     1,667
Steelcase, Inc.                   SCS      11.76      7.95     14.07     -0.23      0.12        NM        NM     1,736
The Neiman Marcus Group, Inc.    NMGA      36.60     23.75     37.35      2.58      2.72      14.2      13.5     1,739
The Dial Corp.                    DL       19.45     17.12     22.45      1.21      1.35      16.1      14.4     1,856
HCC Insurance Holdings, Inc.      HCC      29.57     19.11     30.19      1.68      2.06      17.6      14.4     1,857
The J.M. Smucker Co.              SJM      39.89     28.71     42.25      1.87      2.23      21.3      17.9     1,985
Waddell & Reed Financial, Inc.    WDR      25.67     15.30     25.87      1.07      1.15      24.0      22.3     2,109
Markel Corp.                      MKL     256.00    175.00    261.12      7.29     11.69      35.1      21.9     2,519
Energizer Holdings, Inc.          ENR      31.40     21.40     32.15      2.06      2.40      15.2      13.1     2,634
Park Place Entertainment Corp.    PPE       9.09      6.06     10.53      0.53      0.47      17.2      19.3     2,737
Hasbro, Inc.                      HAS      17.49      9.87     18.05      0.62      0.97      28.2      18.0     3,029
The ServiceMaster Co.             SVM      10.70      8.89     13.63      0.56      0.55      19.1      19.5     3,199
Rouse Co.                         RSE      38.10     27.47     39.50      3.84      3.90       9.9       9.8     3,351
McCormick & Company, Inc.         MKC      27.20     20.70     27.60      1.30      1.40      20.9      19.4     3,786
Janus Capital Group               JNS      16.40      8.97     18.50      1.09      0.85      15.0      19.3     3,924

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization. NM=Not Meaningful.

Ariel Appreciation Fund                              Inception: December 1, 1989

ABOUT THE FUND
Ariel Appreciation Fund also pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this Fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will also hold investments for a relatively long period - usually three to five years. The Fund primarily invests in companies with market capitalizations between $1.5 billion and $10 billion at the time of investment, with an emphasis on medium capitalization (mid-cap) stocks.

[CHART]

PORTFOLIO COMPOSITION

                                       ARIEL APPRECIATION FUND   RUSSELL MIDCAP INDEX
Financial Services                              37.3%                  24.5%

Consumer Discretionary & Services               34.9%                  18.8%

Health Care                                     11.6%                  10.5%

Consumer Staples                                 6.3%                   3.7%

Producer Durables                                3.9%                   6.3%

Cash & Other                                     3.1%                   1.9%

Utilities                                        2.9%                   8.6%

Technology                                       0.0%                  11.9%

Materials & Processing                           0.0%                   6.5%

Other Energy                                     0.0%                   3.6%

Autos & Transportation                           0.0%                   2.7%

Integrated Oils                                  0.0%                   1.0%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2003 (assume reinvestment of dividends and capital gains)

                          2ND QUARTER      YTD         1 YEAR       3 YEAR     5 YEAR     10 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------
Ariel Appreciation Fund     +21.84%      +13.25%       +0.30%       +11.67%    +7.70%     +13.45%     +12.66%

Russell Midcap Index        +18.26%      +15.47%       +2.63%        -2.02%    +3.35%     +10.75%     +11.54%

Russell Midcap Value Index  +17.89%      +13.11%       -0.64%        +7.87%    +4.07%     +11.25%     +11.89%


Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

                        APPREC FUND              RUSSELL MIDCAP                     S&P 500
12/31/89                  10,054.12                   10,175.57                   10,240.10
12/31/90                   9,902.21                    9,005.60                    9,922.12
12/31/91                  13,184.49                   12,744.00                   12,945.38
12/31/92                  14,930.13                   14,826.42                   13,931.75
12/31/93                  16,114.99                   16,946.78                   15,335.99
12/31/94                  14,762.59                   16,592.16                   15,538.42
12/31/95                  18,329.95                   22,308.66                   21,377.43
12/31/96                  22,677.45                   26,546.92                   26,285.68
12/31/97                  31,282.57                   34,247.37                   35,055.45
12/31/98                  37,397.79                   37,705.41                   45,073.09
12/31/99                  35,980.84                   44,579.48                   54,558.55
12/31/00                  42,753.79                   48,256.86                   49,590.80
12/31/01                  49,693.34                   45,543.46                   43,697.15
12/31/02                  44,545.44                   38,171.54                   34,039.98
06/30/03                  50,447.11                   44,074.45                   38,045.54

TOP TEN HOLDINGS (AS OF JUNE 30, 2003)

1  NORTHERN TRUST CORP.
   Preeminent personal and institutional trust company

2  MBIA, INC.
   Leading insurer of municipal bonds

3  ACCENTURE LTD.
   Leading information and technology consultant

4  IMS HEALTH, INC.
   Leading provider of healthcare data

5  CARNIVAL CORP.
   World's largest cruise company

6  PITNEY BOWES, INC.
   Top manufacturer of mailing equipment

7  CENDANT CORP.
   Global provider of consumer and business services

8  BAXTER INTERNATIONAL, INC.
   Diversified healthcare manufacturer

9  XL CAPITAL LTD.
   Worldwide insurance company

10 SUNGARD DATA SYSTEMS, INC.
   Computer services and software company

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

Ariel Appreciation Fund Schedule of Holdings

NUMBER OF SHARES        COMMON STOCKS--96.82%                                                COST           MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------
                        CONSUMER DISCRETIONARY--34.89%
       4,174,300        Accenture Ltd.*                                           $    64,708,214        $    75,513,087
         745,800        Black & Decker Corp.                                           27,744,078             32,405,010
       2,339,750        Carnival Corp.                                                 58,573,724             75,065,273
       3,675,195        Cendant Corp.*                                                 48,240,671             67,329,572
       1,808,975        Harte-Hanks, Inc.                                              27,213,187             34,370,525
       1,822,450        Hasbro, Inc.                                                   21,644,517             31,874,650
       4,076,800        Interpublic Group of Cos., Inc.                                77,085,979             54,547,584
         636,400        McClatchy Co.                                                  28,258,082             36,669,368
         455,300        Omnicom Group, Inc.                                            25,702,788             32,645,010
       2,747,895        ServiceMaster Co.                                              34,823,279             29,402,477
         917,100        Tiffany & Co.                                                  21,812,473             29,970,828
       3,927,000        Toys "R" Us, Inc.*                                             58,751,316             47,595,240
         659,025        Tribune Co.                                                    25,176,783             31,830,908
       1,785,100        Yum! Brands, Inc.*                                             42,487,270             52,767,556
                                                                                  --------------------------------------
                                                                                      562,222,361            631,987,088
                                                                                  --------------------------------------
                        CONSUMER STAPLES--6.28%
         935,072        Clorox Co.                                                     36,186,519             39,880,821
       1,516,500        Kroger Co.*                                                    30,043,166             25,295,220
         693,440        McCormick & Co., Inc.                                           8,992,701             18,861,568
       1,457,100        Safeway, Inc.*                                                 47,919,993             29,812,266
                                                                                  --------------------------------------
                                                                                      123,142,379            113,849,875
                                                                                  --------------------------------------
                        FINANCIAL SERVICES--37.30%
         694,300        Certegy, Inc.*                                                 19,340,153             19,266,825
       1,270,172        D&B Corp.                                                      38,687,351             52,204,069
       1,447,950        Equifax, Inc.                                                  32,603,208             37,646,700
       1,076,100        Franklin Resources, Inc.                                       41,557,488             42,043,227
         458,300        H&R Block, Inc.                                                10,166,688             19,821,475
       3,193,900        Janus Capital Group, Inc.                                      36,450,272             52,379,960
       1,556,292        MBIA, Inc.                                                     65,215,281             75,869,235
       2,390,237        MBNA Corp.                                                     47,391,013             49,812,539
       1,960,200        Northern Trust Corp.                                           64,336,992             81,916,758
       1,215,700        Rouse Co.                                                      29,333,972             46,318,170
       1,304,700        St. Paul Cos., Inc.                                            43,196,824             47,634,597
       2,150,265        SunGard Data Systems, Inc.*                                    54,934,361             55,713,366
         980,950        T. Rowe Price Group, Inc.                                      35,633,953             37,030,863
         698,900        XL Capital Ltd.                                                54,767,162             58,008,700
                                                                                  --------------------------------------
                                                                                      573,614,718            675,666,484
                                                                                  --------------------------------------
                        HEALTH CARE--11.56%
       2,210,995        Apogent Technologies, Inc.*                                    44,048,108             44,219,900
       2,254,700        Baxter International, Inc.                                     50,892,680             58,622,200
       4,191,760        IMS Health, Inc.                                               66,640,575             75,409,762
         920,400        Omnicare, Inc.                                                 24,327,057             31,100,316
                                                                                  --------------------------------------
                                                                                      185,908,420            209,352,178
                                                                                  --------------------------------------

                                                       June 30, 2003 (Unaudited)

NUMBER OF SHARES        COMMON STOCKS--96.82%(CONT'D)                                        COST           MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------
                        PRODUCER DURABLES--3.89%
       1,834,600        Pitney Bowes, Inc.                                        $    67,151,944        $    70,466,986
                                                                                  --------------------------------------

                        UTILITIES--2.90%
       1,505,925        CenturyTel, Inc.                                               41,800,454             52,481,486
                                                                                  --------------------------------------
                        Total Common Stocks                                         1,553,840,276          1,753,804,097
                                                                                  --------------------------------------

PRINCIPAL AMOUNT        REPURCHASE AGREEMENTS--2.99%                                         COST           MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------
     $ 4,138,319        State Street Bank & Trust Co. Repurchase Agreement,
                          0.40%, dated 6/30/2003, repurchase price $4,138,365,
                          maturing 7/1/2003 (collateralized by U.S. Treasury
                          Note, 6.625%, 5/15/2007)                                      4,138,319              4,138,319

      50,000,000        State Street Bank & Trust Co. Repurchase Agreement,
                          0.40%, dated 6/30/2003, repurchase price $50,000,556,
                          maturing 7/1/2003 (collateralized by U.S. Treasury
                          Note, 6.00%, 8/15/2009)                                      50,000,000             50,000,000
                                                                                  --------------------------------------
                        Total Repurchase Agreements                                    54,138,319             54,138,319
                                                                                  --------------------------------------
                        Total Investments-99.81%                                  $ 1,607,978,595          1,807,942,416
                                                                                  ===============
                        Other Assets less Liabilities-0.19%                                                    3,487,381
                                                                                                         ---------------
                        NET ASSETS-100.00%                                                               $ 1,811,429,797
                                                                                                         ===============

* Non-income producing.

Ariel Appreciation Fund Statistical Summary                          (Unaudited)

                                                              52-WEEK RANGE     EARNINGS PER SHARE
                                                             ---------------   --------------------
                                                                                  2002      2003       2002     2003       MARKET
                                       TICKER      PRICE                         ACTUAL   ESTIMATED    P/E       P/E        CAP.
COMPANY                                SYMBOL     6/30/03     LOW       HIGH    CALENDAR  CALENDAR   CALENDAR CALENDAR     ($MM)
Harte-Hanks, Inc.                        HHS        19.00     16.05     21.43     0.97       0.98      19.6     19.4        1,676
Certegy, Inc.                            CEY        27.75     16.70     38.12     1.41       1.54      19.7     18.0        1,830
Apogent Technologies, Inc.               AOT        20.00     14.45     21.40     1.29       1.29      15.5     15.5        2,044
Toys "R" Us, Inc.                        TOY        12.12      7.70     17.60     1.09       1.12      11.1     10.8        2,582
The McClatchy Co.                        MNI        57.62     51.39     64.20     2.84       3.00      20.3     19.2        2,655
Hasbro, Inc.                             HAS        17.49      9.87     18.05     0.62       0.97      28.2     18.0        3,029
The Dun & Bradstreet Corp.               DNB        41.10     28.26     41.80     2.15       2.51      19.1     16.4        3,060
The ServiceMaster Co.                    SVM        10.70      8.89     13.63     0.56       0.55      19.1     19.5        3,199
Omnicare, Inc.                           OCR        33.79     17.51     34.30     1.48       1.98      22.8     17.1        3,200
Rouse Co.                                RSE        38.10     27.47     39.50     3.84       3.90       9.9      9.8        3,351
The Black & Decker Corp.                 BDK        43.45     33.20     49.06     3.22       3.70      13.5     11.7        3,372
Equifax, Inc.                            EFX        26.00     17.84     27.59     1.38       1.49      18.8     17.4        3,666
McCormick & Company, Inc.                MKC        27.20     20.70     27.60     1.30       1.40      20.9     19.4        3,786
Janus Capital Group                      JNS        16.40      8.97     18.50     1.09       0.85      15.0     19.3        3,924
IMS Health, Inc.                         RX         17.99     12.90     19.04     0.98       1.02      18.4     17.6        4,373
T. Rowe Price Group, Inc.               TROW        37.77     21.25     39.39     1.52       1.58      24.8     23.9        4,611
Tiffany & Co.                            TIF        32.68     19.40     35.28     1.23       1.34      26.6     24.4        4,733
CenturyTel, Inc.                         CTL        34.85     21.13     35.90     1.31       2.15      26.6     16.2        4,988
The Interpublic Group of Companies       IPG        13.38      7.20     25.08     0.54       0.58      24.8     23.1        5,213
MBIA, Inc.                               MBI        48.75     34.14     56.65     3.95       4.50      12.3     10.8        7,014
SunGard Data Systems, Inc.               SDS        25.91     14.70     26.76     1.15       1.25      22.5     20.7        7,369
H&R Block, Inc.                          HRB        43.25     29.00     53.50     3.15       3.11      13.7     13.9        7,747
The St. Paul Companies, Inc.             SPC        36.51     23.00     38.90     1.21       3.38      30.2     10.8        8,309
Yum! Brands, Inc.                        YUM        29.56     20.35     31.70     1.90       2.02      15.6     14.6        8,646
Pitney Bowes, Inc.                       PBI        38.41     28.55     40.33     2.37       2.42      16.2     15.9        8,997
Safeway, Inc.                            SWY        20.46     16.20     30.92     2.79       2.13       7.3      9.6        9,031
Northern Trust Corp.                    NTRS        41.60     27.64     45.90     1.97       1.88      21.1     22.1        9,169
The Clorox Co.                           CLX        42.65     31.92     48.37     2.29       2.32      18.6     18.4        9,244
Franklin Resources, Inc.                 BEN        39.07     27.90     43.15     1.80       1.97      21.7     19.8        9,903
XL Capital Ltd.                          XL         83.00     58.45     88.87     5.10       8.00      16.3     10.4       11,337
The Kroger Co.                           KR         16.68     11.00     20.75     1.65       1.56      10.1     10.7       12,585
Omnicom Group, Inc.                      OMC        71.70     38.78     76.43     3.44       3.62      20.8     19.8       13,517
Tribune Co.                              TRB        48.30     35.66     50.24     1.90       2.15      25.4     22.5       14,924
Baxter International Inc.                BAX        26.00     18.18     44.80     1.99       1.96      13.1     13.3       15,535
Accenture Ltd.                           ACN        18.09     11.30     20.47     0.93       1.03      19.5     17.6       16,999
Cendant Corp.                            CD         18.32      8.90     18.70     1.29       1.37      14.2     13.4       18,659
Carnival Corp.                           CCL        32.51     20.34     33.00     1.75       1.60      18.6     20.3       19,083
MBNA Corp.                               KRB        20.84     11.96     23.03     1.34       1.68      15.6     12.4       26,627


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
Rouse Company estimates are before depreciation and deferred taxes. NM=Not Meaningful.

Ariel Premier Growth Fund                                          June 30, 2003

[GRAPHIC]

"Despite a rocky economic environment, stocks rebounded strongly in the second quarter."


DEAR FELLOW SHAREHOLDER: For the quarter ended June 30, 2003, Ariel Premier Growth Fund, Institutional Class gained 10.35% and the Investor Class rose 10.14%.These results fell short of the Russell 1000 Growth Index, which returned 14.31%, as well as the broad market as measured by the S&P 500 Index, which increased 15.39%.

Despite a rocky economic environment, stocks rebounded strongly in the second quarter. Ariel Premier Growth Fund's absolute returns were strong with all sectors returning double digits. However, many of the market's best performers of the quarter were smaller, lower quality stocks. Much to our surprise, established growth companies with positive outlooks and strong earnings--companies such as Microsoft (OTC: MFST), Comcast (OTC: CMST), and Procter & Gamble (NYSE: PG), all of which Ariel Premier Growth Fund owns in size--lagged the market in the second quarter. We believe short-term investors triggered a flight from quality, which benefited second tier companies. In addition to our high-quality bias, a position in Pepsi Bottling Group (NYSE:
PBG) contributed to Ariel Premier Growth Fund's underperformance. The company's earnings fell well short of our expectations and we sold the stock, albeit after a price decline. Conversely, companies that helped performance included Microchip Technologies (OTC: MCHP), Liberty Media (NYSE: L) and Broadcom (OTC:
BRCM).

The economy is strengthening and expectations are high on Wall Street. However, such swiftly rising stock prices give us pause, especially when these stocks lack the underlying fundamentals of strong earnings and solid balance sheets. While it is true that a rising tide lifts all boats, we are convinced that the marketplace for quality products and services will remain competitive regardless of an improving economy. As such, we remain confident in our patient strategy favoring established companies who offer superior products and services, as they will deliver the best fundamental performance over the long-term.

Sincerely,


/s/ David M. Fowler

David M. Fowler
Lincoln Equity Management, LLC

Ariel Premier Growth Fund is managed by Lincoln Equity Management, LLC, a Chicago-based investment firm with $2 billion in assets under management.

Growth Company Updates

[BJ LOGO]

BJ SERVICES COMPANY (NYSE: BJS)
5500 Northwest Central Drive
Houston, TX 77092
713.462.4239
www.bjservices.com


BJ Services Company provides oilfield services to petroleum and natural gas producers across the globe. The company's sales have increased approximately five-fold over the past decade with the astute development of new technologies and the cautious acquisition of additional resources. Revenues per rig have grown from $250,000 in 1992 to $700,000 in 2002. As energy producers continue to pursue new opportunities on land and beneath the sea, BJ Services has the potential to more than double its current revenue per well.

BJ's core products and services include pressure pumping-stimulation, cementing and coil tubing, and completion tools and chemicals. The strained U.S. natural gas supply has increased demand for the company's products and services and has also benefited prices in turn. BJ's management has a long-term track record of creating value for shareholders through the ups and downs of the energy cycle. In fact, BJ Services is one of the few oil service businesses that have consistently raised profit margins over the past ten years. Total annual revenues are approximately $2.5 billion. BJ's shares currently sell for $36, which represents a price to earnings ratio of 20 times fiscal 2004 earnings. We believe BJ Services has the ability to post $3 in earnings during this cycle and anticipate the stock will approach $50 per share over the next twelve months.

[MICROSOFT(R) LOGO]

MICROSOFT CORPORATION (OTC: MSFT)
One Microsoft Way
Redmond, WA  98052-6399
425.882.8080
www.microsoft.com


With sales in excess of $30 billion over the last 12 months, Microsoft Corporation is the world's largest producer of software and has earned legendary status among the technology ranks. The company has leadership positions in both the operating system software for personal computers (Microsoft Windows) as well as the business applications marketplace (Microsoft Office). Already an industry giant, Microsoft is still gaining market share in software through higher speed servers as well as video games. In fact, Microsoft Network (MSN) is the #2 internet service provider and the company's Xbox video games are definately gaining popularity.

That said, as the personal computer market place has matured, Microsoft's breakneck growth has slowed. However, the company continues to grow at a 10-15% rate by targeting new areas for expansion. Microsoft is extraordinarily profitable and generates significant amounts of excess cash which management wisely allocates through dividends and acquisitions. Additionally, the company's sales and earnings per share growth are predictable, unlike many of its peers in the technology business.

We believe Microsoft's stock is attractively priced in the mid $20's. At current levels, the stock sells for 20 times 2004 calendar earnings estimates, a valuation which does not fully reflect Microsoft's business and financial strengths.

Ariel Premier Growth Fund                            Inception: February 1, 2002

ABOUT THE FUND
Ariel Premier Growth Fund pursues long-term capital appreciation by investing in a small number of large companies which it believes to have exceptional growth prospects. The Fund primarily invests in companies with market capitalizations greater than $10 billion at the time of investment, with an emphasis on large capitalization (large cap) stocks.

[CHART]

PORTFOLIO COMPOSITION

                                     ARIEL PREMIER GROWTH FUND      RUSSELL 1000 GROWTH INDEX
Health Care                                   26.2%                           26.3%

Technology                                    19.3%                           21.0%

Consumer Discretionary & Services             14.4%                           17.1%

Financial Services                            13.2%                           10.6%

Consumer Staples                               8.5%                            9.0%

Cash & Other                                   7.7%                            7.2%

Producer Durables                              5.0%                            3.3%

Utilities                                      3.1%                            1.5%

Other Energy                                   2.6%                            1.2%

Autos & Transportation                         0.0%                            1.6%

Materials & Processing                         0.0%                            1.2%

Integrated Oils                                0.0%                            0.0%

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2003 (assume reinvestment of dividends and capital gains)

                                                      2ND QUARTER      YTD      1 YEAR       3 YEAR   5 YEAR    LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------------
Ariel Premier Growth Fund, Inst. Cl                        +10.35%    +9.91%    -1.82%         -         -         -13.87%

Ariel Premier Growth Fund, Inv. Cl                         +10.14%    +9.54%    -2.43%         -         -         -14.33%

Russell 1000 Growth Index                                  +14.31%   +13.09%    +2.94%         -         -         -12.36%

S&P 500 Index                                              +15.39%   +11.76%    +0.25%         -         -          -8.40%


[CHART]

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS AND COMPARABLE INDICES*

                 GROWTH FUND - INSTIT         RUSSELL 1000             S&P 500
12/31/02                   737,000.00           734,143.21          790,531.69
06/30/03                   810,000.00           830,209.13          883,555.31

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS AND COMPARABLE INDICES*

                    GROWTH FUND - INV         RUSSELL 1000             S&P 500
12/31/02                     7,340.00             7,341.43            7,905.32
06/30/03                     8,040.00             8,302.09            8,835.55

TOP TEN HOLDINGS (AS OF JUNE 30, 2003)

 1 PFIZER, INC.
   Leading pharmaceutical company

 2 MICROSOFT CORP.
   World's #1 software company

 3 WAL-MART STORES, INC.
   World's #1 retailer

 4 FIRST DATA CORP.
   Electronic money transfer provider

 5 AMGEN, INC.
   World's largest biotechnology company

 6 COMCAST CORP., CLASS A
   Largest U.S. cable company

 7 JOHNSON & JOHNSON
   Healthcare product producer

 8 CITIGROUP, INC.
   Leading global financial services firm

 9 DANAHER CORP.
   Preeminent industrial and consumer product provider

10 LOWE'S COS., INC.
   Leading U.S. home improvement chain

Ariel Premier Growth Fund Schedule of Holdings

NUMBER OF SHARES        COMMON STOCKS--98.82%                                                COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
                        CONSUMER DISCRETIONARY--14.43%
           2,600        AutoZone, Inc.*                                           $       192,918        $       197,522
           2,000        Bed Bath & Beyond, Inc.*                                           64,850                 77,620
           1,800        Chico's FAS, Inc.*                                                 37,246                 37,890
             500        E.W. Scripps Co.                                                   40,639                 44,360
           1,200        InterActiveCorp*                                                   45,645                 47,484
           2,600        Kohl's Corp.*                                                     147,204                133,588
          35,726        Liberty Media Corp.*                                              412,512                412,992
          10,300        Lowe's Cos., Inc.                                                 419,183                442,385
           2,700        Newell Rubbermaid, Inc.                                            75,217                 75,600
           1,900        Pier 1 Imports, Inc.                                               37,416                 38,760
           3,900        Viacom, Inc., Class B*                                            143,651                170,274
          10,900        Wal-Mart Stores, Inc.                                             605,861                585,003
                                                                                  --------------------------------------
                                                                                        2,222,342              2,263,478
                                                                                  --------------------------------------
                        CONSUMER STAPLES--8.49%
           8,100        Coca-Cola Co.                                                     371,541                375,921
           3,400        Colgate-Palmolive Co.                                             188,611                197,030
           8,200        PepsiCo, Inc.                                                     360,057                364,900
           4,400        Procter & Gamble Co.                                              375,315                392,392
                                                                                  --------------------------------------
                                                                                        1,295,524              1,330,243
                                                                                  --------------------------------------
                        FINANCIAL SERVICES--13.18%
           3,500        American International Group, Inc.                                217,031                193,130
           2,900        Automatic Data Processing, Inc.                                    95,539                 98,194
           1,500        Bank of America Corp.                                             107,811                118,545
          11,100        Citigroup, Inc.                                                   376,795                475,080
           4,900        Fannie Mae                                                        350,652                330,456
          13,100        First Data Corp.                                                  478,638                542,864
          11,400        MBNA Corp.                                                        202,498                237,576
           1,800        SLM Corp.                                                          66,945                 70,506
                                                                                  --------------------------------------
                                                                                        1,895,909              2,066,351
                                                                                  --------------------------------------
                        HEALTH CARE--26.23%
             800        Allergan, Inc.                                                     56,937                 61,680
           2,000        AmerisourceBergen Corp.                                           122,506                138,700
           7,900        Amgen, Inc.*                                                      401,380                529,142
           3,600        Cardinal Health, Inc.                                             217,571                231,480
           1,500        Eli Lilly & Co.                                                    96,719                103,455
           3,600        Forest Laboratories, Inc.*                                        193,579                197,100
             800        Genentech, Inc.*                                                   29,637                 57,696
             800        Genzyme Corp.*                                                     32,614                 33,440
           9,300        Johnson & Johnson                                                 518,930                480,810
             900        MedImmune, Inc.*                                                   30,563                 32,733
           8,400        Medtronic, Inc.                                                   390,277                402,948
          30,800        Pfizer, Inc.                                                    1,013,065              1,051,820
           2,400        Teva Pharmaceutical Industries Ltd.                               102,555                136,632
           4,600        UnitedHealth Group, Inc.                                          203,040                231,150
           2,100        Watson Pharmaceuticals, Inc.*                                      83,195                 84,777
           3,700        Wyeth                                                             146,154                168,535
           3,800        Zimmer Holdings, Inc.*                                            153,530                171,190
                                                                                  --------------------------------------
                                                                                        3,792,252              4,113,288
                                                                                  --------------------------------------

                                                       June 30, 2003 (Unaudited)


NUMBER OF SHARES        COMMON STOCKS--98.82% (CONT'D)                                       COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
                        OTHER--6.52%
           3,100        3M Co.                                                    $       371,682        $       399,838
          12,300        General Electric Co.                                              402,304                352,764
           4,100        Illinois Tool Works, Inc.                                         280,204                269,985
                                                                                  --------------------------------------
                                                                                        1,054,190              1,022,587
                                                                                  --------------------------------------
                        OTHER ENERGY--2.63%
           8,200        BJ Services Co.*                                                  273,366                306,352
           3,100        Noble Corp.*                                                      118,817                106,330
                                                                                  --------------------------------------
                                                                                          392,183                412,682
                                                                                  --------------------------------------
                        PRODUCER DURABLES--4.98%
           6,800        Danaher Corp.                                                     422,464                462,740
             800        Lexmark International, Inc.*                                       60,110                 56,616
           3,700        United Technologies Corp.                                         250,140                262,071
                                                                                  --------------------------------------
                                                                                          732,714                781,427
                                                                                  --------------------------------------
                        TECHNOLOGY--19.29%
           5,900        BEA Systems, Inc.*                                                 63,864                 64,074
          22,300        Cisco Systems, Inc.*                                              313,832                369,957
           2,200        Cognos, Inc.*                                                      51,205                 59,400
           8,600        Dell Computer Corp.*                                              222,855                274,856
          17,000        Intel Corp.                                                       304,495                353,328
           2,500        Intersil Corp.*                                                    61,841                 66,525
           7,100        Jabil Circuit, Inc.*                                              127,488                156,910
           2,200        Maxim Integrated Products, Inc.                                    82,725                 75,218
          12,500        Microchip Technology, Inc.                                        272,695                306,250
          36,000        Microsoft Corp.                                                   945,637                921,960
           4,500        Network Appliance, Inc.*                                           75,329                 72,945
          19,000        Oracle Corp.*                                                     225,361                228,380
           1,700        Symantec Corp.*                                                    58,444                 74,562
                                                                                  --------------------------------------
                                                                                        2,805,771              3,024,365
                                                                                  --------------------------------------
                        UTILITIES--3.07%
          16,700        Comcast Corp., Class A*                                           462,019                481,461
                                                                                  --------------------------------------
                        Total Common Stocks                                            14,652,904             15,495,882
                                                                                  --------------------------------------

PRINCIPAL AMOUNT        REPURCHASE AGREEMENT--1.17%                                          COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
    $    184,046        State Street Bank & Trust Co. Repurchase Agreement,
                          0.40%, dated 6/30/03, repurchase price $184,048,
                          maturing 7/1/2003 (collateralized by U.S. Treasury
                          Note, 3.375%, 4/30/2004)                                        184,046                184,046
                                                                                  --------------------------------------
                        Total Repurchase Agreement                                        184,046                184,046
                                                                                  --------------------------------------
                        Total Investments-99.99%                                  $    14,836,950             15,679,928
                                                                                  ===============
                        Other Assets less Liabilities-0.01%                                                        1,242
                                                                                                         ---------------
                        NET ASSETS-100.00%                                                               $    15,681,170
                                                                                                         ===============

* Non-income producing.

Ariel Premier Growth Fund Statistical Summary

                                                              52-WEEK RANGE     EARNINGS PER SHARE
                                                           ------------------  ---------------------
                                                                                  2002      2003       2002       2003       MARKET
                                   TICKER        PRICE                           ACTUAL   ESTIMATED     P/E        P/E        CAP.
COMPANY                            SYMBOL       6/30/03      LOW       HIGH     CALENDAR   CALENDAR   CALENDAR   CALENDAR     ($B)
General Electric Co.                 GE          28.68      22.00      32.89      1.60       1.74      17.95      16.52      286.6
Microsoft Corp.                     MSFT         25.64      21.42      29.12      1.04       1.07      24.64      24.03      274.9
Pfizer, Inc.                        PFE          34.15      25.92      36.18      1.73       2.10      19.70      16.26      269.6
Wal-Mart Stores, Inc.               WMT          53.67      44.60      57.33      2.03       2.32      26.43      23.18      235.1
Citigroup, Inc.                      C           42.80      26.73      45.56      3.23       3.62      13.23      11.82      220.3
Johnson & Johnson                   JNJ          51.70      41.85      61.11      2.62       2.97      19.70      17.39      153.5
American International Group,
  Inc.                              AIG          55.18      44.47      67.91      3.84       4.35      14.38      12.69      143.9
Intel Corp.                         INTC         20.81      13.22      22.14      0.62       0.81      33.60      25.64      136.0
Bank of America Corp.               BAC          79.03      54.15      79.89      6.30       6.82      12.54      11.58      118.3
Cisco Systems, Inc.                 CSCO         16.79       8.60      18.73      0.59       0.64      28.51      26.20      117.8
Procter & Gamble Co.                 PG          89.18      74.46      93.00      4.07       4.49      21.93      19.87      115.5
The Coca Cola Co.                    KO          46.41      37.07      57.28      1.83       2.02      25.35      22.98      114.3
Amgen, Inc.                         AMGN         65.94      31.07      67.50      1.85       2.27      35.61      29.02       84.9
Dell Computer Corp.                 DELL         31.84      22.61      32.46      1.00       1.19      31.95      26.85       81.8
Eli Lilly & Co.                     LLY          68.97      48.15      69.83      2.55       3.01      27.04      22.95       77.5
PepsiCo, Inc.                       PEP          44.50      35.50      49.02      2.20       2.44      20.22      18.22       76.5
Viacom, Inc                        VIA.B         43.66      31.94      47.45      1.45       1.72      30.12      25.33       76.2
Comcast, Corp., Class A            CMCSK         30.18      17.40      34.54     -0.11       0.28         NM     107.15       67.6
Federal National Mortgage           FNM          67.44      58.93      77.33      7.39       8.10       9.13       8.32       66.2
Oracle Corp.                        ORCL         12.01       7.64      13.65      0.47       0.52      25.45      23.07       62.8
Wyeth                               WYE          45.55      29.75      49.94      2.46       2.78      18.52      16.41       60.4
Medtronic, Inc.                     MDT          47.97      33.74      50.30      1.63       1.89      29.35      25.36       58.5
3M Company                          MMM         128.98     108.88     134.37      5.91       6.63      21.82      19.45       50.4
Genentech, Inc.                     DNA          72.12      25.50      76.37      1.13       1.43      63.96      50.48       36.8
Lowe's                              LOW          42.95      33.50      46.25      2.19       2.52      19.60      17.04       33.6
United Technologies Corp.           UTX          70.83      49.19      73.51      4.63       5.06      15.30      14.00       33.1
Colgate-Palmolive Co.                CL          57.95      44.36      60.88      2.45       2.73      23.64      21.26       31.2
Liberty Media Corp.                  L           11.56       6.29      12.05     -0.25      -0.09         NM         NM       31.0
First Data Corp.                    FDC          41.44      25.65      44.50      1.92       2.18      21.64      19.01       31.0
UnitedHealth Group, Inc.            UNH          50.25      38.23      52.45      2.71       3.15      18.54      15.95       29.8
Cardinal Health, Inc.               CAH          64.30      49.08      71.16      3.19       3.80      20.17      16.91       28.7
MBNA Corp.                          KRB          20.84      12.15      22.47      1.66       1.85      12.55      11.24       26.6
Illinois Tool Works, Inc.           ITW          65.85      55.15      69.09      3.25       3.69      20.29      17.83       20.3
Automatic Data Processing, Inc.     ADP          33.86      27.25      44.70      1.70       1.62      19.94      20.90       20.2
Forest Laboratories, Inc.           FRX          54.75      33.00      60.61      2.01       2.39      27.19      22.95       19.9
USA Interactive                     USAI         39.33      16.22      39.33      0.77       1.00      51.12      39.44       19.6
SLM Corp.                           SLM          39.17      27.08      42.64      1.80       2.08      21.72      18.83       17.8
Kohl's Corp.                        KSS          51.38      46.26      73.70      2.14       2.62      23.97      19.62       17.4
Teva Pharmaceutical Industries,
  Ltd.                              TEVA         56.90      29.51      57.92      1.92       2.24      29.61      25.43       14.7
Bed Bath & Beyond, Inc.             BBBY         38.82      26.95      43.80      1.23       1.49      31.45      26.14       11.4

                                                       June 30, 2003 (Unaudited)

                                                              52-WEEK RANGE     EARNINGS PER SHARE
                                                           ------------------  ---------------------
                                                                                  2002      2003       2002       2003       MARKET
                                   TICKER        PRICE                           ACTUAL    ESTIMATED    P/E        P/E        CAP.
COMPANY                            SYMBOL       6/30/03      LOW       HIGH     CALENDAR  CALENDAR    CALENDAR   CALENDAR     ($B)
Maxim Integrated Products, Inc.     MXIM         34.10      21.35      43.38      0.91       1.12      37.37      30.38       11.1
Danaher Corp.                       DHR          68.05      53.24      71.71      3.18       3.59      21.39      18.98       10.4
Allergan, Inc.                      AGN          77.10      49.55      80.82      2.34       2.83      32.93      27.27       10.0
MedImmune, Inc.                     MEDI         36.37      20.92      39.95      0.91       1.20      39.81      30.28        9.2
Genzyme Corp.                       GENZ         41.86      16.88      48.11      1.30       1.62      32.08      25.85        9.0
Lexmark International, Inc.         LXK          70.77      42.47      76.99      3.20       3.54      22.13      19.97        9.0
Zimmer Holdings, Inc.               ZMH          45.05      29.37      49.73      1.66       1.92      27.13      23.48        8.8
Newell Rubbermaid, Inc.             NWL          28.00      25.09      35.99      1.80       2.03      15.56      13.78        7.7
AmerisourceBergen Corp.             ABC          69.35      46.76      74.93      3.96       4.68      17.51      14.82        7.7
E.W. Scripps Co.                    SSP          88.72      65.75      89.86      3.07       3.68      28.89      24.13        7.1
AutoZone, Inc.                      AZO          75.97      58.61      87.90      5.06       5.93      15.02      12.81        6.8
Symantec Corp.                      SYMC         43.91      27.67      48.81      1.90       2.08      23.10      21.12        6.5
BJ Services Co.                     BJS          37.36      23.30      41.95      1.19       1.82      31.34      20.54        5.9
Network Appliance, Inc.             NTAP         16.08       5.63      17.72      0.34       0.44      47.94      36.71        5.5
Microchip Technology, Inc.          MCHP         24.75      15.36      29.29      0.69       0.90      35.74      27.47        5.0
Noble Corp.                          NE          34.30      28.15      38.70      1.51       2.03      22.66      16.92        4.5
Jabil Circuit, Inc.                 JBL          22.10      11.53      24.21      0.70       0.93      31.47      23.70        4.4
BEA Systems                         BEAS         10.89       4.95      13.72      0.31       0.37      35.32      29.14        4.4
Watson Pharmaceuticals, Inc.        WPI          40.37      18.62      42.31      1.81       2.07      22.25      19.49        4.3
Intersil Corp.                      ISIL         26.61      11.25      27.22      0.70       0.92      38.04      28.94        3.6
Cognos, Inc.                        COGN         27.04      14.77      31.12      0.91       1.10      29.78      24.69        2.4
Pier 1 Imports, Inc.                PIR          20.40      14.85      21.35      1.46       1.68      13.95      12.16        1.8
Chico's FAS, Inc.                   CHS          21.05      13.46      24.34      0.94       1.14      22.41      18.40        1.8

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
NM=Not Meaningful.

Ariel Premier Bond Fund                                            June 30, 2003

[GARAPHIC]

"Treasury yields, which traded in a wide range over the quarter, had declined by mid-June to levels not seen since the 1950's."

DEAR FELLOW SHAREHOLDER: For the second quarter ended June 30, 2003, Ariel Premier Bond Fund, Institutional Class gained 2.72% and the Investor Class rose 2.62%. The results of both Funds surpassed the Lehman Brothers Aggregate Bond Index, which earned 2.50%. Treasury yields, which traded in a wide range over the quarter, had declined by mid-June to levels not seen since the 1950's. The sluggish economy and the Federal Reserve Bank's much publicized concerns about the risk of deflation set the stage for the decline. In late June, yields then rose, particularly after the Fed cut the Federal Funds rate by an unexpectedly modest 1/4 percent, leaving that benchmark rate at 1.00%. Non-Treasury sectors outperformed, with the riskiest parts of the bond market--high yield and emerging markets--posting the highest returns.

While Ariel Premier Bond Fund benefited from its duration, mortgage and corporate strategies over the quarter, we made several changes in June. Specifically, we underweighted the mortgage sector and are now favoring short-term Treasury securities--a direct response to low yields and their impact on mortgage refinancing. At the same time, we eliminated the Fund's long duration exposure. We believe these strategies will benefit the portfolio, because even if Treasury yields decline further, price gains in mortgages are limited. Furthermore, any rise in yields will hurt mortgages.

The rest of Ariel Premier Bond Fund's strategy remains unchanged. We continue to expect the yield curve to flatten; that is, long rates will either rise less or fall more than short rates. Accordingly, we have overweighted longer maturity bonds, which will benefit in that environment. In addition, the Fund remains underweighted in agencies, a sector that has enjoyed a good run but continues to carry some well-publicized political risk. Finally, we are still overweighted in high-quality asset-backed securities because we favor their yield advantage. The Fund's corporate bond holdings continue to be well diversified, with an overall corporate exposure close to that of the benchmark. Moderately rising interest rates and the strong performance of higher yielding sectors should benefit Ariel Premier Bond Fund in the third quarter of 2003.

As always, we appreciate the opportunity to serve you.

Sincerely,


/s/ Kenneth R. Meyer

KENNETH R. MEYER
CEO
Lincoln Capital Fixed Income Management Company, LLC

Ariel Premier Bond Fund is managed by Lincoln Capital Fixed Income Management Company, LLC, a Chicago-based investment management firm with $34 billion in assets under management.

                                  Institutional Class Inception: October 1, 1995
Ariel Premier Bond Fund               Investor Class Inception: February 1, 1997

ABOUT THE FUND
Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The Fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Fund's assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.

[CHART]

PORTFOLIO COMPOSITION

                               ARIEL PREMIER BOND FUND    LEHMAN BROTHERS AGGREGATE BOND INDEX
Government & Agency                    53.9%                            34.1%

Corporate                              22.4%                            27.5%

Cash                                   16.5%                             0.0%

Asset-Backed                            3.7%                             1.8%

Commercial Mortgage-Backed              2.8%                             2.5%

Mortgage-Backed                         0.7%                            34.1%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2003 (assume reinvestment of dividends and capital gains)

                                                         2ND QUARTER    YTD    1 YEAR     3 YEAR    5 YEAR       LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst.Cl.                           +2.72%    +4.01%    +9.91%    +9.35%    +6.82%          +6.96%

Ariel Premier Bond Fund, Inv. Cl.                           +2.62%    +3.81%    +9.48%    +8.89%    +6.40%          +6.88%

Lehman Bros. Aggregate Bond Index, Inst. Cl.                +2.50%    +3.93%   +10.40%   +10.08%    +7.55%          +7.66%

Lehman Bros. Aggregate Bond Index, Inv. Cl.                 +2.50%    +3.93%   +10.40%   +10.08%    +7.55%          +7.97%


[CHART]

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDICES*

                                               LEHMAN BROS.
                      BOND FUND - INSTIT     AGG BOND INDEX
12/31/95                    1,035,122.00       1,042,614.43
12/31/96                    1,067,708.51       1,080,467.86
12/31/97                    1,165,544.09       1,184,769.41
12/31/98                    1,254,703.31       1,287,698.59
12/31/99                    1,247,568.51       1,277,108.38
12/31/00                    1,373,199.21       1,425,579.51
12/31/01                    1,476,637.68       1,545,953.84
12/31/02                    1,618,726.12       1,704,495.68
06/30/03                    1,683,705.94       1,771,428.53

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDICES*

                                                LEHMAN BROS.
                         BOND FUND - INV      AGG BOND INDEX
12/31/97                       10,838.12           10,931.92
12/31/98                       11,621.39           11,881.65
12/31/99                       11,508.60           11,783.93
12/31/00                       12,630.62           13,153.88
12/31/01                       13,515.65           14,264.58
12/31/02                       14,757.76           15,727.45
06/30/03                       15,320.39           16,345.05

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

Ariel Premier Bond Fund Schedule of Holdings

       PAR VALUE        ASSET-BACKED SECURITIES--3.72%                                       COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
$      1,250,000        Bank One Issuance Trust, 2003-C3 C3, 4.77%, 2/16/2016     $     1,249,773        $     1,219,237
         185,174        Chase Manhattan Auto Owner Trust, 2001-B A3, 3.09%,
                         11/15/2005                                                       185,142                186,616
         845,000        Chevy Chase Auto Receivables Trust, 2001-2 A4, 4.44%,
                         4/16/2007                                                        844,916                876,808
         930,000        Citibank Credit Card Issuance Trust, 2002-C2 C2, 6.95%,
                         2/18/2014                                                        927,838              1,049,961
       1,955,000        Citibank Credit Card Issuance Trust, 2003-C4 C4, 5.00%,
                         6/10/2015                                                      1,953,031              1,956,232
          87,069        Conseco Finance, 2000-F AF3, 7.17%, 9/15/2020                      87,051                 87,268
         700,000        Household Automotive Trust, 2003-1 A3, 1.73%, 12/17/2007*         699,990                701,026
          50,932        HSBC Mortgage Loan Trust, 2000-HSB1 A3, 7.11%, 12/16/2030          50,932                 50,890
         390,000        National City Auto Receivables Trust, 2002-A A4, 4.83%,
                         8/15/2009                                                        389,948                413,013
       1,250,000        Permanent Financing plc, 1 2A, 4.20%, 6/10/2005                 1,249,773              1,309,887
         173,065        PNC Mortgage Securities Corp., 2000-9 A3, 7.19%, 9/25/2005        173,807                172,976
         140,993        Railcar Trust, 1992-1 A, 7.75%, 6/1/2004                          141,973                146,080
         450,000        Union Acceptance Corp., 2000-D A4, 6.89%, 4/9/2007                449,984                473,739
         505,000        Whole Auto Loan Trust, 2002-1 A3, 2.60%, 8/15/2006                504,984                514,181
                                                                                  --------------------------------------
                        Total Asset-Backed Securities                                   8,909,142              9,157,914
                                                                                  --------------------------------------

       PAR VALUE        COMMERCIAL MORTGAGE-BACKED SECURITIES--2.75%                         COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
         402,493        Banc One/FCCC Commercial Mortgage Loan,
                         2000-C1A A1, 6.664%, 10/18/2031+                                 402,500                405,776
         705,538        Chase Commercial Mortgage Securities Corp.,
                         2000-3 A1, 7.093%, 10/15/2032                                    737,724                795,183
       1,330,000        Chase Commercial Mortgage Securities Corp.,
                         2000-3 A2, 7.319%, 10/15/2032                                  1,333,061              1,609,086
         860,000        J.P. Morgan Commercial Mortgage Finance Corp.,
                         1997-C5 A3, 7.088%, 9/15/2029                                    916,329                983,454
       2,485,000        Prudential Securities Secured Financing,
                         1999-C2 A2, 7.193%, 6/16/2031                                  2,733,390              2,960,871
                                                                                  --------------------------------------
                        Total Commercial Mortgage-Backed Securities                     6,123,004              6,754,370
                                                                                  --------------------------------------

       PAR VALUE        CORPORATE DEBT--22.44%                                               COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
         425,000        Alcoa, Inc., 7.375%, 8/1/2010                                     479,211                514,913
       1,400,000        AOL Time Warner, Inc., 7.625%, 4/15/2031                        1,302,365              1,615,747
       1,295,000        AT&T Broadband Corp., 9.455%, 11/15/2022                        1,821,455              1,765,031
         290,000        AT&T Wireless Services, Inc., 7.35%, 3/1/2006                     289,935                325,421
         475,000        AT&T Wireless Services, Inc., 8.125%, 5/1/2012                    556,860                572,306
         525,000        AT&T Wireless Services, Inc., 8.75%, 3/1/2031                     649,788                648,934
         700,000        AXA Financial, Inc., 8.60%, 12/15/2030                            768,599                901,519
         360,000        Bank of America Corp., 5.25%, 2/1/2007                            359,013                395,563
         550,000        Bank of New York, 5.50%, 12/1/2017                                549,005                609,260
         450,000        Bank One Corp., 5.25%, 1/30/2013                                  445,300                485,492
         520,000        BellSouth Capital Funding, 7.875%, 2/15/2030                      624,705                678,513
         245,000        Boeing Co., 6.125%, 2/15/2033                                     248,947                255,827
         360,000        Boeing Co., 6.875%, 10/15/2043                                    323,513                405,195
         350,000        British Telecom plc, 7.875%, 12/15/2005                           369,372                398,594
         465,000        Burlington Resources, Inc., 6.68%, 2/15/2011                      465,000                545,705
         425,000        Campbell Soup Co., 6.75%, 2/15/2011                               443,872                501,922
         425,000        Caterpillar Financial Services Corp., 5.95%, 5/1/2006             424,690                471,358

                                                       June 30, 2003 (Unaudited)

       PAR VALUE        CORPORATE DEBT--22.44% (CONT'D)                                      COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
$        730,000        Citigroup, Inc., 7.25%, 10/1/2010                         $       861,463        $       884,480
         850,000        Citigroup Capital II, 7.75%, 12/1/2036                            879,442                985,365
         625,000        Clear Channel Communications, 4.40%, 5/15/2011                    623,800                627,034
         500,000        Comcast Corp., 5.85%, 1/15/2010                                   499,348                550,149
         530,000        Conoco, Inc., 6.95%, 4/15/2029                                    566,521                637,672
         460,000        Corp. Andina De Fomento, 7.375%, 1/18/2011                        458,612                530,111
         985,000        Countrywide Home Loan, 3.25%, 5/21/2008                           984,161                989,757
         455,000        Cox Communications, Inc., 6.75%, 3/15/2011                        448,434                530,716
         485,000        DaimlerChrysler NA Holding, 6.40%, 5/15/2006                      482,249                529,638
         990,000        DaimlerChrysler NA Holding, 4.05%, 6/4/2008                       986,640                980,411
         440,000        Deutsche Telekom, 8.75%, 6/15/2030                                476,691                560,600
          30,000        Devon Financing Corp., 7.875%, 9/30/2031                           29,935                 38,094
         700,000        Dow Chemical Co., 7.375%, 11/1/2029                               750,823                817,174
         440,000        Duke Energy Corp., 6.25%, 1/15/2012                               438,936                493,062
         550,000        EOP Operating LP, 6.80%, 1/15/2009                                600,964                632,989
         280,000        FedEx Corp., 6.625%, 2/12/2004                                    279,929                288,679
         350,000        FirstEnergy Corp., 7.375%, 11/15/2031                             333,333                392,012
       1,510,000        Ford Motor Credit Co., 7.375%, 10/28/2009                       1,576,438              1,582,951
         500,000        France Telecom, 7.75%, 3/1/2011                                   617,152                629,282
         650,000        General Electric Co., 5.00%, 2/1/2013                             647,650                686,567
         250,000        General Electric Capital Corp., 6.00%, 6/15/2012                  248,273                282,192
         700,000        General Electric Capital Corp., 5.45%, 1/15/2013                  697,930                758,199
         750,000        General Electric Capital Corp., 6.75%, 3/15/2032                  768,503                877,174
         640,000        General Motors, 8.375%, 7/15/2033                                 631,187                631,187
       1,100,000        General Motors Acceptance Corp., 6.75%, 1/15/2006               1,153,332              1,167,806
         420,000        General Motors Acceptance Corp., 7.25%, 3/2/2011                  418,854                430,963
         330,000        General Motors Acceptance Corp., 8.00%, 11/1/2031                 340,408                323,784
         950,000        Goldman Sachs Group, Inc., 6.125%, 2/15/2033                      950,000              1,018,756
         445,000        Household Finance Corp., 5.75%, 1/30/2007                         445,965                491,119
         275,000        Household Finance Corp., 7.00%, 5/15/2012                         276,381                325,504
       1,615,000        Illinois State Taxable-Pension, 5.10%, 6/1/2033                 1,615,000              1,597,849
       1,240,000        International Lease Finance Corp., 5.875%, 5/1/2013             1,299,185              1,334,960
         405,000        International Paper Co., 8.125%, 7/8/2005                         404,830                451,531
         460,000        J.P. Morgan Chase & Co., 5.75%, 1/2/2013                          469,400                502,910
         395,000        Kerr-McGee Corp., 7.875%, 9/15/2031                               465,050                483,196
         580,000        Kroger Co., 6.75%, 4/15/2012                                      579,373                662,014
         415,000        Marshall & Ilsley Bank, 6.375%, 9/1/2011                          413,092                482,268
         125,000        Masco Corp., 6.75%, 3/15/2006                                     124,854                139,033
         495,000        Morgan Stanley, 5.30%, 3/1/2013                                   503,476                526,107
         600,000        News America, Inc., 7.625%, 11/30/2028                            548,914                707,257
         700,000        PNC Funding Corp., 6.125%, 9/1/2003                               700,690                705,608
         410,000        Progress Energy, Inc., 6.75%, 3/1/2006                            409,786                455,660
         575,000        Prudential Funding LLC, 6.60%, 5/15/2008+                         574,505                664,602
         620,000        Raytheon Co., 5.375%, 4/1/2013                                    614,853                655,847
         555,000        Regions Financial Corp., 7.00%, 3/1/2011                          553,054                662,237
         395,000        Republic of Chile, 5.50%, 1/15/2003                               391,535                417,910
       1,165,000        Sealed Air Corp., 5.625%, 7/15/2013+                            1,161,074              1,161,074
         600,000        Simon Property Group LP, 4.875%, 3/18/2010+                       598,199                623,969

       PAR VALUE        CORPORATE DEBT--22.44% (CONT'D)                                      COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
    $    415,000        SLM Corp., 5.125%, 8/27/2012                              $       412,310        $       440,974
         350,000        Sprint Capital Corp., 7.125%, 1/30/2006                           369,855                383,049
         450,000        Sprint Capital Corp., 7.625%, 1/30/2011                           411,643                513,651
         700,000        Target Corp., 5.50%, 4/1/2007                                     697,845                769,278
         315,000        Telefonica Europe BV, 7.75%, 9/15/2010                            315,204                388,684
       1,720,000        United Mexican States, 8.375%, 1/14/2011                        1,796,036              2,060,560
         630,000        U.S. Bancorp, 3.125%, 3/15/2008                                   628,847                635,580
         220,000        Verizion Global Funding Corp., 7.375%, 9/1/2012                   218,986                268,335
       1,190,000        Verizion Global Funding Corp., 7.75%, 12/1/2030                 1,540,543              1,507,108
         600,000        Viacom, Inc., 7.75%, 6/1/2005                                     654,421                668,246
         505,000        Virginia Electric & Power, 5.375%, 2/1/2007                       503,345                551,501
       1,135,000        Wachovia Corp., 7.55%, 8/18/2005                                1,163,069              1,273,093
         540,000        Washington Mutual, Inc., 6.875%, 5/15/2011                        537,299                640,273
         255,000        Weyerhaeuser Co., 6.00%, 8/1/2006                                 271,529                279,723
         500,000        Weyerhaeuser Co., 6.125%, 3/15/2007                               499,489                553,100
         700,000        Wyeth, 6.25%, 3/15/2006                                           699,947                776,184
         435,000        Zurich Capital Trust I, 8.376%, 6/1/2037+                         463,391                477,710
                                                                                  --------------------------------------
                        Total Corporate Debt                                           51,205,613             55,185,808
                                                                                  --------------------------------------

       PAR VALUE        MORTGAGE-BACKED SECURITIES--0.74%                                    COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
         810,321        Fannie Mae, 6.00%, 11/1/2015                                      840,905                847,260
         373,430        Freddie Mac, 5.00%, 9/15/2007                                     382,227                381,936
         553,875        Freddie Mac, Gold, 6.50%, 11/1/2025                               525,452                579,236
                                                                                  --------------------------------------
                        Total Mortgage-Backed Securities                                1,748,584              1,808,432
                                                                                  --------------------------------------

       PAR VALUE        U.S. GOVERNMENT & AGENCY--53.85%                                     COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
                        U.S. TREASURIES--49.28%
       5,910,000        U.S. Treasury Bond, 7.25%, 5/15/2016                            7,889,122              7,859,839
         160,000        U.S. Treasury Bond, 9.00%, 11/15/2018                             206,436                247,019
       1,015,000        U.S. Treasury Bond, 8.125%, 8/15/2019                           1,300,637              1,467,983
         210,000        U.S. Treasury Bond, 8.125%, 8/15/2021                             262,733                307,076
         175,000        U.S. Treasury Bond, 6.00%, 2/15/2026                              196,580                209,187
          40,000        U.S. Treasury Bond, 6.375%, 8/15/2027                              50,228                 50,108
       4,650,000        U.S. Treasury Bond, 5.50%, 8/15/2028                            5,103,823              5,230,706
         125,000        U.S. Treasury Bond, 5.25%, 11/15/2028                             115,483                136,069
       1,255,000        U.S. Treasury Bond, 6.25%, 5/15/2030                            1,592,056              1,562,377
         550,000        U.S. Treasury Bond, 5.375%, 2/15/2031                             544,591                619,330
      25,405,000        U.S. Treasury Note, 2.875%, 6/30/2004                          25,869,633             25,867,447
      23,265,000        U.S. Treasury Note, 2.25%, 7/31/2004                           23,572,114             23,565,816
      23,265,000        U.S. Treasury Note, 2.125%, 8/31/2004                          23,556,157             23,549,461
          60,000        U.S. Treasury Note, 7.875%, 11/15/2004                             64,065                 65,482
         155,000        U.S. Treasury Note, 6.75%, 5/15/2005                              167,860                170,700
          60,000        U.S. Treasury Note, 3.00%, 2/15/2008                               61,160                 61,741
       7,500,000        U.S. Treasury Note, 6.00%, 8/15/2009                            8,302,378              8,846,775
       1,560,000        U.S. Treasury Note, 6.50%, 2/15/2010                            1,721,927              1,892,536
       5,235,000        U.S. Treasury Note, 5.75%, 8/15/2010                            5,857,815              6,127,609
       4,640,000        U.S. Treasury Note, 5.00%, 2/15/2011                            5,057,283              5,208,219

       PAR VALUE        U.S. GOVERNMENT & AGENCY--53.85% (CONT'D)                            COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
    $    130,000        U.S. Treasury Note, 4.375%, 8/15/2012                     $       143,040        $       139,390
         500,000        U.S. Treasury Note, 4.00%, 11/15/2012                             501,416                520,293
         660,000        U.S. Treasury Strip, 0.00%, 8/15/2014                             408,943                418,874
       5,015,000        U.S. Treasury Strip, 0.00%, 5/15/2018                           2,602,369              2,531,452
       4,630,000        U.S. Treasury Strip, 0.00%, 5/15/2021                           1,569,493              1,945,716
       6,350,000        U.S. Treasury Strip, 0.00%, 11/15/2021                          2,075,264              2,590,616
                                                                                  --------------------------------------

                                                                                      118,792,606            121,191,821
                                                                                  --------------------------------------
                        U.S. AGENCY ISSUES--4.57%
       6,275,000        Fannie Mae, Benchmark Note, 2.75%, 11/14/2005                   6,274,857              6,309,820
       4,730,000        Freddie Mac, 6.00%, 5/25/2012                                   4,716,331              4,916,551
                                                                                  --------------------------------------

                                                                                       10,991,188             11,226,371
                                                                                  --------------------------------------
                        Total U.S. Government & Agency                                129,783,794            132,418,192
                                                                                  --------------------------------------

       PAR VALUE        ASSET-BACKED FLOATERS**--10.89%                                      COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
       1,803,000        Access Group, Inc., 2002-1 A1, 1.08625%, 6/25/2009*             1,803,522              1,803,857
         220,000        Bishop's Gate Residential Mortgage Trust,
                         2001-1A A2, 1.35375%, 3/20/2004+*                                220,000                219,930
         375,038        Centex Home Equity, 2003-A AV1, 1.315%, 3/25/2033*                375,038                375,309
         290,000        Chesapeake Funding LLC, 2002-1 A1, 1.49%, 6/7/2007*               290,000                290,140
          65,181        CNH Equipment Trust, 2001-A A3, 1.35%, 11/15/2005*                 65,181                 65,175
       1,000,000        Discover Card Master Trust I, 2000-5 A, 1.36%, 11/15/2007*      1,003,145              1,002,850
         498,344        Fannie Mae Grantor Trust, 2002-T5 A1, 1.155%, 5/25/2032*          498,344                499,091
       1,205,459        Fannie Mae Whole Loan, 2003-W5 A, 1.145%, 4/25/2033*            1,205,459              1,205,800
         500,000        First National Master Note Trust, 2003-1 A, 1.28%,
                         8/15/2008*                                                       500,000                500,958
         730,000        Fleet Credit Card Master Trust II, 2002-A A, 1.23%,
                         10/15/2007*                                                      729,638                730,281
         650,000        Ford Credit Auto Owner Trust, 2001-A A5, 1.30%, 4/15/2005*        650,000                649,976
       2,505,000        Ford Credit Floorplan Master Owner Trust,
                         2001-1 A, 1.27%, 7/17/2006*                                    2,506,829              2,505,325
         570,000        GMAC Mortgage Corp. Loan Trust,
                         2003-HE1 A1, 1.125%, 4/25/2033*                                  570,000                570,290
         245,291        GSRPM Mortgage Loan Trust, 2003-1 A1, 1.285%, 1/25/2032*          245,291                245,522
         594,408        Long Beach Asset Holdings Corp., 2003-1 N, 1.70%,
                         2/25/2008+*                                                      594,408                594,408
         125,000        Long Beach Mortgage Loan Trust, 2003-4, 1.18%, 12/25/2033*        125,000                125,000
       1,335,474        Madison Residential Securities Funding,
                         2000-1A A, 1.4675%, 9/17/2003+*                                1,335,464              1,335,434
         390,000        MBNA Master Credit Card Trust, 1997-K A, 1.30%, 4/15/2008*        390,457                390,845
         403,125        Merit Securities Corp., 11PA 2A3, 1.56375%, 9/28/2025+*           403,680                402,875
         402,807        Merrill Lynch Mortgage Investors, Inc.,
                         2003-WMC1 A2, 1.395%, 11/25/2033*                                402,807                403,179
         635,000        NPF XII, Inc., 2002-1A A, 2.39%, 5/2/2005+*                       634,625                 95,250
         752,315        Option One Mortgage Loan Trust, 2001-4 A, 1.335%,
                         1/25/2032*                                                       753,249                752,612
         685,540        Option One Mortgage Loan Trust, 2003-1 A2, 1.455%,
                         2/25/2033*                                                       685,540                687,901
         475,000        Residential Asset Mortgage Products, Inc.,
                         2003-RS4 AI1, 1.125%, 11/25/2020*                                475,000                474,598
         438,337        Residential Asset Mortgage Products, Inc.,
                         2002-RZ3 A1, 1.205%, 12/25/2020*                                 438,337                438,378
         100,188        Residential Asset Mortgage Products, Inc.,
                         2002-RS3 AI1, 1.165%, 1/25/2022*                                 100,262                100,189

       PAR VALUE        ASSET-BACKED FLOATERS**--10.89% (CONT'D)                             COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
      $  299,321        Residential Asset Mortgage Products, Inc.,
                         2002-RS5 AII, 1.405%, 9/25/2032*                         $       299,321        $       299,407
         504,362        Residential Asset Mortgage Products, Inc.,
                         2003-RS1 AII, 1.425%, 2/25/2033*                                 504,362                505,231
         473,635        Residential Asset Mortgage Products, Inc.,
                         2003-RS2 AII, 1.66%, 3/25/2033*                                  473,635                473,848
         580,000        Residential Asset Mortgage Products, Inc.,
                         2003-RS4 AIIB, 1.365%, 5/25/2033*                                580,000                579,578
         402,064        Residential Asset Securities Corp.,
                         2002-KS2, AI1, 1.175%, 10/25/2017*                               402,064                402,025
         736,017        Residential Asset Securities Corp.,
                         2003-KS2 AI1, 1.135%, 8/25/2019*                                 736,017                735,611
         340,127        Residential Asset Securities Corp.,
                         2003-KS1 A2, 1.405%, 1/25/2033*                                  340,127                340,493
         763,548        Residential Funding Mortgage Securities,
                         2003-HI1 A1, 1.135%, 4/25/2010*                                  763,548                763,332
         370,636        Residential Funding Mortgage Securities,
                         2002-HI4 A1, 1.165%, 7/25/2010*                                  370,636                370,686
         317,990        Saxon Asset Securities Trust, 2001-3 AV2, 1.315%,
                         8/25/2031*                                                       318,137                318,019
         188,544        Saxon Asset Securities Trust, 2001-1 AV1, 1.265%,
                         3/25/2032*                                                       188,595                188,593
         681,580        Saxon Asset Securities Trust, 2003-1 AV1, 1.345%,
                         6/25/2033*                                                       681,580                682,062
         720,000        SLM Student Loan Trust, 2003-3 A2, 1.14875%, 6/15/2010*           720,000                720,000
         348,023        Specialty Underwriting & Residential Financing,
                         2003-BC1 A, 1.375%, 1/25/2034*                                   348,023                348,023
         537,111        Structured Asset Securities Corp., 2003-BC1 A, 1.535%,
                         5/25/2032*                                                       537,111                539,017
         415,000        Triad Auto Receivables Owner Trust,
                         2003-A A3, 1.43625%, 7/12/2007*                                  415,000                415,020
       2,635,000        Wachovia Credit Card Master Trust 2000-1 A, 1.33%,
                         12/17/2007*                                                    2,641,880              2,642,077
                                                                                  --------------------------------------

                        Total Asset-Backed Floaters                                    27,321,312             26,788,195
                                                                                  --------------------------------------

PRINCIPAL AMOUNT        REPURCHASE AGREEMENT--4.75%                                          COST           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
   $  11,684,029        State Street Bank & Trust Co. Repurchase Agreement,
                         0.40%, dated 6/30/2003, repurchase price $11,684,159
                         maturing 7/1/2003 (collateralized by U.S. Treasury
                         Bond, 6.00%, 2/15/2026)                                       11,684,029             11,684,029
                                                                                  --------------------------------------
                        Total Repurchase Agreement                                     11,684,029             11,684,029
                                                                                  --------------------------------------
                        Total Investments-99.14%                                  $   236,775,478            243,796,940
                                                                                  ===============
                        Other Assets less Liabilities-0.86%                                                    2,111,474
                                                                                                         ---------------
                        NET ASSETS-100.00%                                                               $   245,908,414
                                                                                                         ===============

  + Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

  * Security pledged as collateral for when-issued purchase commitment outstanding as of June 30, 2003.

 ** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2003.

Board of Trustees

MARIO L. BAEZA, ESQ.

Mario is Chairman of TCW/Latin America Partners, L.L.C. He is also Chairman and CEO of Baeza & Company, an alternative investment firm that specializes in private equities aimed at the U.S. Hispanic market and hedge funds anchored in global macro strategies. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON

Jim serves as the president and CEO of the Chicago Urban League and the Chicago Urban League Development Corporation, which have worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A.

Bill serves as co-executive director and a senior faculty member of the Shalem Institute for Spiritual Formation, an internationally known ecumenical training institute for contemplative living founded in 1973. He holds a B.S. from Georgetown University.

ROYCE N. FLIPPIN, Jr.

Royce is president of Flippin Associates, a consulting firm for the public and private sectors. Formerly, he was director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, Jr.

John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON

As president of Ariel Capital Management, Inc., Mellody is responsible for firmwide management and strategic planning. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a board member of Tellabs, Inc. as well as a director of a number of civic institutions, including the Chicago Public Library, The Field Museum and Princeton. Additionally, she is a regular financial correspondent for ABC's GOOD MORNING AMERICA.

CHRISTOPHER G. KENNEDY

Chris is president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at NorthwesternUniversity. Chris serves on a variety of civic and corporate boards.

MERRILLYN J. KOSIER

Merrillyn serves as Executive Vice President and Director of Mutual Fund Marketing and Investor Services at Ariel Capital Management, Inc. In this capacity, she spearheads public relations, advertising, branding and shareholder communications for the Ariel Mutual Funds. She earned a B.B.A. in Marketing from Andrews University and an M.B.A. from Loyola University, where she serves on the advisory board for the School of Business Administration.

BERT N. MITCHELL, C.P.A. (CHAIRMAN OF THE BOARD)

Bert is chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

JOHN W. ROGERS, Jr.

John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's chief investment officer, he manages Ariel's small and mid-cap portfolios. John serves on the board of directors of Aon Corporation; Bank One Corporation; Exelon Corporation; and McDonald's Corporation. His civic affiliations include his role as chairman of the Chicago Urban League and trustee of the John S. and James L. Knight Foundation.

[ARIEL MUTUAL FUNDS LOGO]


Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
www.arielmutualfunds.com                                               TPI 06/03